                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE                      Contact: Jeffrey J. Carfora, EVP, CFO
                                                  973-669-7366, ext. 207


                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                             FOURTH QUARTER EARNINGS

     WEST ORANGE, NJ, July 25, 2001 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.8 billion holding company for the New Jersey-based Penn Federal Savings Bank, announced earnings of $0.41 per diluted share for the fourth quarter ended June 30, 2001.

     For the fourth quarter of fiscal 2001, net income of $3.3 million resulted in $0.41 per diluted share compared to $0.39 per share reported for the three months ended June 30, 2000. Diluted cash earnings for the current quarter of $0.53 per share represent more than a 10% increase from the $0.48 per share reported for the three months ended June 30, 2000.

     Return on average common equity was 11.37% for the three months ended June 30, 2001. Cash return on average common equity was 14.93% for the current quarter.

     "I am pleased with our results in the fourth quarter and with our fiscal 2001 accomplishments," said Joseph L. LaMonica, President and Chief Executive Officer. Highlighting PennFed's fiscal year results, LaMonica noted the following:


         o The Company's stock price increased 59%, closing at $21.48 on July 20, 2001 compared to $13.50 a year ago.

         o   The Company's stock was added to the Russell 2000 small cap index.

         o The Bank's new on-line banking capability was introduced in June 2001 - www.pennfsb.com.

                                    - more -

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         o   Net interest margin showed  continued  improvement to 2.53% for the fourth fiscal quarter from 2.37% for the first fiscal quarter of fiscal 2001.

         o   Core  deposits  (checking,   savings  and  money  market  accounts)
             increased $39 million, or 14% from June 30, 2000.

         o The commercial and consumer loan portfolios grew $40 million over the year, reflecting a 22% increase.

         o In-house loan originations (which exclude purchases) totaled $380 million - a 42% increase over originations of $268 million for fiscal 2000.

         o Non-performing assets as a percentage of total assets declined to 0.12% at June 30, 2001 from 0.18% at June 30, 2000.

         o The Company repurchased 845,000 shares of its outstanding stock at prices ranging from $13.13 to $22.65, for a total cost of $14.5 million.

         o The quarterly cash dividend was increased to $0.05 per share. The level of the Company's dividend will continue to be reviewed on a quarterly basis.

         o   $12  million of Trust  Preferred  securities  were  issued in March
             2001.

         o Service charge income reflected a 15% increase in fiscal 2001 compared to the prior fiscal year.

         o Strong expense ratios were maintained (1.42% for fiscal 2001 versus 1.39% for fiscal 2000), despite the additional Trust Preferred securities expense.

         o PennFed's 21st branch opened in Roseland in July 2000. Deposits at this branch currently total nearly $30 million, with 67% in core deposit accounts.

         o A Business Development department was introduced during the third quarter of the fiscal year.

                                    - more -

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         o   Tangible book value per share of $14.54 at June 30, 2001  reflected improvement of 10% when compared to June 30, 2000.

     PennFed stockholders of record as of August 10, 2001 will be paid a cash dividend of $0.05 per share on August 24, 2001. PennFed's Annual Meeting of Stockholders will be held at 10 a.m. on Wednesday, October 24, 2001 at the Fairfield Executive Inn in Fairfield, New Jersey. Stockholders of record on September 7, 2001 are entitled to vote at the meeting.

     Penn Federal Savings Bank, headquartered in New Jersey, maintains 21 branch offices in Bayville, Brick, Caldwell, East Newark, Fairfield, Farmingdale, Harrison, Livingston, Marlboro, Montclair (2), Newark (3), Old Bridge, Roseland, Sayreville, Toms River, Upper Montclair, Verona, and West Orange. The Bank's deposits are insured by the Federal Deposit Insurance Corporation. The Bank's online location is www.pennfsb.com.
                   ----------------
     This release contains forward-looking statements that are subject to risk and uncertainties, including, but not limited to, changes in economic conditions in the Company's market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's future to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company.

                                      # # #

                       NOTE: SEE FINANCIAL TABLES ATTACHED


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

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                               June 30,          March 31,           June 30,
                                                                 2001              2001                2000
                                                             -----------        -----------        -----------
Selected Financial Condition Data:
     Cash and Federal funds sold                             $    15,771        $    22,840        $    13,866
     Investments, net and FHLB stock                             360,187            306,478            325,321
     Mortgage-backed securities, net                             135,606            121,531             87,561
     Loans held for sale                                              83              2,357                  0
     Loans receivable:
          One- to four-family mortgage loans                   1,065,736          1,006,975          1,070,048
          Commercial and multi-family real estate loans          108,625            104,681             86,257
          Consumer loans                                         115,685            111,564             97,587
          Allowance for loan losses                               (4,248)            (4,143)            (3,983)
          Other, net                                               9,611              9,083              9,339
                                                             -----------        -----------        -----------
     Loans receivable, net                                     1,295,409          1,228,160          1,259,248

     Goodwill and other intangible assets                          6,983              7,479              8,996
     Other assets                                                 35,338             35,708             34,227
                                                             -----------        -----------        -----------
     Total assets                                            $ 1,849,377        $ 1,724,553        $ 1,729,219
                                                             ===========        ===========        ===========

     Deposits:
          Checking and money market                          $   133,625        $   134,818        $   124,448
          Savings                                                183,806            168,883            153,679
          Certificates of deposit and accrued interest           767,904            802,367            802,223
                                                             -----------        -----------        -----------
     Total deposits                                            1,085,335          1,106,068          1,080,350

     FHLB advances                                               454,465            414,465            364,465
     Other borrowings                                            127,640             19,400            112,175
     Other liabilities                                            24,946             25,180             25,443
     Preferred securities of Trust, net                           44,461             44,469             32,805
     Stockholders' equity                                    112,530 (a)            114,971            113,981
                                                             -----------        -----------        -----------
     Total liabilities and stockholders' equity              $ 1,849,377        $ 1,724,553        $ 1,729,219
                                                             ===========        ===========        ===========

     Book value per share  (b)                               $     15.50        $     15.35        $     14.37
     Tangible book value per share  (b)                      $     14.54        $     14.35        $     13.24

     Equity to assets                                               6.08%              6.67%              6.59%
     Tangible equity to tangible assets                             5.73%              6.26%              6.10%

Asset Quality Data:
     Non-performing loans                                    $     1,637        $     2,009        $     2,715
     Real estate owned, net                                          500                840                334
                                                             -----------        -----------        -----------
     Total non-performing assets                             $     2,137        $     2,849        $     3,049
                                                             ===========        ===========        ===========

     Non-performing loans to total loans                            0.13%              0.16%              0.21%
     Non-performing assets to total assets                          0.12%              0.17%              0.18%
     Allowance for loan losses to non-performing loans            259.50%            206.22%            146.70%
     Allowance for loan losses to total gross loans                 0.33%              0.34%              0.32%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                   7.87%              8.37%              7.76%
     Core capital ratio (requirement - 4.00%)                       7.87%              8.37%              7.76%
     Risk-based capital ratio (requirement - 8.00%)                15.69%             16.43%             15.50%


(a) Common shares outstanding as of June 30, 2001 totaled 7,620,329 shares.
(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year. Based upon the inclusion of all shares issued to the ESOP, at June 30, 2001 book value per share and tangible book value per share would be $14.77 and $13.85, respectively.


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

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                               For the three months
                                                                       ended                       For the year ended
                                                                      June 30,                          June 30,
                                                             ---------------------------       ---------------------------
                                                                2001             2000             2001             2000
                                                             ----------       ----------       ----------       ----------
Selected Operating Data:
     Interest and dividend income                            $   30,245       $   29,281       $  120,358       $  111,763
     Interest expense                                            19,359           19,211           79,584           71,201
                                                             ----------       ----------       ----------       ----------
          Net interest and dividend income                       10,886           10,070           40,774           40,562
     Provision for loan losses                                      175              230              625              860
                                                             ----------       ----------       ----------       ----------
     Net interest and dividend income
          after provision for loan losses                        10,711            9,840           40,149           39,702
     Non-interest income:
          Service charges                                           684              531            2,495            2,172
          Net gain (loss) from real estate operations                72               31               65              114
          Net gain on sales of loans                                 18                0              666               36
          Other                                                     173              129              588              625
                                                             ----------       ----------       ----------       ----------
          Total non-interest income                                 947              691            3,814            2,947
     Non-interest expenses:
          Compensation & employee benefits                        2,870            2,469           11,283            9,843
          Net occupancy expense                                     406              376            1,659            1,663
          Equipment                                                 483              428            1,877            1,763
          Advertising                                               150              118              475              393
          Amortization of intangibles                               497              515            2,014            2,121
          Federal deposit insurance premium                          52               55              217              429
          Preferred securities expense                            1,092              782            3,452            3,132
          Other                                                   1,069              811            3,665            3,384
                                                             ----------       ----------       ----------       ----------
          Total non-interest expenses                             6,619            5,554           24,642           22,728
                                                             ----------       ----------       ----------       ----------
     Income before income taxes                                   5,039            4,977           19,321           19,921
     Income tax expense                                           1,774            1,736            6,808            7,051
                                                             ----------       ----------       ----------       ----------
     Net income                                              $    3,265       $    3,241       $   12,513       $   12,870
                                                             ==========       ==========       ==========       ==========

     Weighted avg. no.of diluted common shares (c)            8,032,256        8,408,451        8,098,603        8,582,513
     Diluted earnings per common share (c)                   $     0.41       $     0.39       $     1.55       $     1.50
     Diluted cash earnings per common share (c) (d)          $     0.53       $     0.48       $     2.00       $     1.90

     Return on average common equity                              11.37%           11.47%           10.95%           11.61%
     Cash return on average common equity (d)                     14.93%           14.26%           14.19%           14.68%

     Return on average assets                                      0.73%            0.76%            0.72%            0.79%

     Average earning assets                                  $1,725,152       $1,644,471       $1,680,076       $1,580,655

     Yield on average interest-earning assets                      7.01%            7.12%            7.16%            7.07%
     Cost of average interest-bearing liabilities                  4.84%            5.01%            5.10%            4.85%
                                                             ----------       ----------       ----------       ----------
     Net interest rate spread                                      2.17%            2.11%            2.06%            2.22%
                                                             ==========       ==========       ==========       ==========

     Net interest margin                                           2.53%            2.45%            2.43%            2.57%

     Non-interest exp. as a % of avg. assets                       1.49%            1.30%            1.42%            1.39%
     Efficiency ratio                                             52.05% (e)       46.96% (e)       50.82% (e)       47.49% (e)

     Loan originations and purchases:
          One- to four-family mortgage loans                 $  135,467       $   86,109       $  305,926       $  278,250
          Commercial and multi-family real estate loans          11,300            5,004           40,020           30,364
          Consumer loans                                         21,074           21,773           70,626           65,325
                                                             ----------       ----------       ----------       ----------
          Total loan originations and purchases              $  167,841       $  112,886       $  416,572       $  373,939
                                                             ==========       ==========       ==========       ==========


(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(d) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.
(e) The efficiency ratio includes the benefit from the net gain on sales of loans. Excluding the net gain on sales of loans, the efficiency ratio would have been 52.13%, 46.96%, 51.59% and 47.53%, respectively.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                                              For the three months ended
                                                        -----------------------------------------------------------------------
                                                          Jun. 30,       Mar. 31,       Dec. 31,       Sep. 30,       Jun. 30,
                                                           2001           2001           2000            2000          2000
                                                        -----------    -----------    -----------    -----------   -----------
Selected Operating Data:
     Interest and dividend income                       $    30,245    $    29,657    $    30,020    $    30,436   $    29,281
     Interest expense                                        19,359         19,364         20,280         20,581        19,211
                                                        -----------    -----------    -----------    -----------   -----------
          Net interest and dividend income                   10,886         10,293          9,740          9,855        10,070
     Provision for loan losses                                  175            125            125            200           230
                                                        -----------    -----------    -----------    -----------   -----------
     Net interest and dividend income
          after provision for loan losses                    10,711         10,168          9,615          9,655         9,840
     Non-interest income:
          Service charges                                       684            617            617            577           531
          Net gain (loss) from real estate operations            72             (3)            (4)             0            31
          Net gain on sales of loans                             18             89            245            314             0
          Other                                                 173            130            117            168           129
                                                        -----------    -----------    -----------    -----------   -----------
          Total non-interest income                             947            833            975          1,059           691
     Non-interest expenses:
          Compensation & employee benefits                    2,870          2,988          2,759          2,666         2,469
          Net occupancy expense                                 406            471            387            395           376
          Equipment                                             483            479            467            448           428
          Advertising                                           150            113             94            118           118
          Amortization of intangibles                           497            501            506            510           515
          Federal deposit insurance premium                      52             55             55             55            55
          Preferred securities expense                        1,092            794            783            783           782
          Other                                               1,069            912            855            829           811
                                                        -----------    -----------    -----------    -----------   -----------
          Total non-interest expenses                         6,619          6,313          5,906          5,804         5,554
                                                        -----------    -----------    -----------    -----------   -----------
     Income before income taxes                               5,039          4,688          4,684          4,910         4,977
     Income tax expense                                       1,774          1,649          1,651          1,734         1,736
                                                        -----------    -----------    -----------    -----------   -----------
     Net income                                         $     3,265    $     3,039    $     3,033    $     3,176   $     3,241
                                                        ===========    ===========    ===========    ===========   ===========

     Weighted avg. no. of diluted common shares (f)       8,032,256      8,096,493      8,086,854      8,242,969     8,408,451
     Diluted earnings per common share (f)              $      0.41    $      0.38    $      0.38    $      0.39   $      0.39
     Diluted cash earnings per common share (f) (g)     $      0.53    $      0.49    $      0.48    $      0.49   $      0.48

     Return on average common equity                          11.37%         10.60%         10.66%         11.18%        11.47%
     Cash return on average common equity (g)                 14.93%         13.97%         13.70%         14.15%        14.26%

     Return on average assets                                  0.73%          0.71%          0.71%          0.73%         0.76%

     Average earning assets                             $ 1,725,152    $ 1,652,555    $ 1,652,486    $ 1,690,110   $ 1,644,471

     Yield on average interest-earning assets                  7.01%          7.19%          7.25%          7.18%         7.12%
     Cost of average interest-bearing liabilities              4.84%          5.09%          5.22%          5.17%         5.01%
                                                        -----------    -----------    -----------    -----------   -----------
     Net interest rate spread                                  2.17%          2.10%          2.03%          2.01%         2.11%
                                                        ===========    ===========    ===========    ===========   ===========

     Net interest margin                                       2.53%          2.46%          2.40%          2.37%         2.45%

     Non-interest exp. as a % of avg. assets                   1.49%          1.48%          1.38%          1.33%         1.30%
     Efficiency ratio                                         52.05% (h)     52.22% (h)     50.38% (h)     48.51% (h)     46.96% (h)



(f) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(g) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.
(h) The efficiency ratio includes the benefit from the net gain on sales of loans. Excluding the net gain on sales of loans, the efficiency ratio would have been 52.13%, 52.64%, 51.56%, 49.94% and 46.96%, respectively.


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